UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2024

FAT Brands Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38250	82-1302696
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9720 Wilshire Blvd., Suite 500 Beverly Hills, CA	90212
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 319-1850

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	FAT	The Nasdaq Stock Market LLC
Class B Common Stock	FATBB	The Nasdaq Stock Market LLC
Series B Cumulative Preferred Stock	FATBP	The Nasdaq Stock Market LLC
Warrants to purchase Class A Common Stock	FATBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08. Shareholder Director Nominations.

(a) To the extent applicable, the information in Item 8.01 of this Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01. Other Events.

The 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of FAT Brands Inc. (the “Company”) has been scheduled for December 24, 2024. The time and location of the Annual Meeting will be set forth in the Company’s definitive proxy statement for the Annual Meeting to be filed with the Securities and Exchange Commission (“SEC”). Since the date of the Annual Meeting will be more than 30 days from the anniversary of the Company’s 2023 Annual Meeting of Stockholders, stockholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must provide written notice to the Company at its corporate offices at FAT Brands Inc., 9720 Wilshire Blvd., Suite 500, Beverly Hills, CA 90212, Attention: Corporate Secretary, on or before November 27, 2024, which the Company has determined to be a reasonable time before it expects to begin to print and mail its proxy materials for the Annual Meeting. Stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the Annual Meeting must comply with the deadline set forth above as well as all the applicable rules and regulations promulgated by the SEC under the Exchange Act.

Pursuant to the Company’s Bylaws, stockholders seeking to bring business before the Annual Meeting or to nominate candidates for election as directors at the Annual Meeting were required to deliver such proposals or nominations to the principal executive offices of the Company between August 16, 2024 and September 15, 2024, and also comply with the requirements of Delaware law, the rules and regulations promulgated by the SEC and the Company’ Bylaws, as applicable. No such proposals or nominations were received.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 22, 2024

FAT Brands Inc.

By:	/s/ Kenneth J. Kuick
Kenneth J. Kuick
Chief Financial Officer